SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 1997



                            MORGAN STANLEY GROUP INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                  1-9085                     13-2838811

(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)               Identification
incorporation)                                       Number)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)



       Registrant's telephone number, including area code: (212) 761-4000





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Item 5.   Other Events

                  Attached and incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively, are copies of (1) a press release of Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announcing the signing of a definitive agreement to merge the two companies and (2) a presentation regarding the proposed merger made at a press conference on February 5, 1997.



Item 7(c).   Exhibits

99.1. Press release dated February 5, 1997 announcing the signing of an agreement to merge Morgan Stanley Group Inc. and Dean Witter, Discover & Co.

99.2. Presentation presented regarding the proposed merger made at a press conference on February 5, 1997



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MORGAN STANLEY GROUP INC.
                                         Registrant


Date:    February 5, 1997                /s/ Patricia A. Kurtz
                                         ---------------------
                                         Patricia A. Kurtz
                                         Assistant Secretary


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                                Index to Exhibits


Exhibit No.   Description

99.1. Press release dated February 5, 1997 announcing the signing of an agreement to merge Morgan Stanley Group Inc. and Dean Witter, Discover & Co.

99.2. Presentation presented regarding the proposed merger made at a press conference on February 5, 1997


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